UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 6, 2006
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      333-45241            22-3542636
       ------------                 -------------           --------------
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)           Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)

                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITION AGREEMENT

         On December 6, 2006, Elite Pharmaceuticals Inc., a Delaware corporation ("ELITE"), entered into a Strategic Alliance Agreement (the "ALLIANCE AGREEMENT") with Dr. Veerappan S. Subramanian ("VS") and VGS Pharma, LLC, a Delaware limited liability company ("VGS"), under which (i) Dr. Subramanian was appointed to Elite's Board of Directors, (ii) VGS made a $2,000,000 equity investment in Elite, (iii) Elite engaged Dr. Subramanian to serve as strategic advisor to Elite on the research, development and commercialization of Elite's existing pipeline and (iv) Elite and VGS formed Novel Laboratories Inc., a Delaware corporation ("NOVEL"), as a separate specialty pharmaceutical company for the research, development, manufacturing, licensing and acquisition of specialty generic pharmaceuticals.

         VS is a highly accomplished formulator and experienced business executive in the generic pharmaceutical industry. VS has been responsible for the development and United States Food and Drug Administration (the "FDA") approval of over 150 specialty and generic drug products. VGS is wholly-owned subsidiary of Kali Capital, L.P., which is controlled by Kali Management, LLC ("KALI"), its general partner, and Kali is controlled by Anu Subramanian, its managing member and daughter of VS.

         Pursuant to the Alliance Agreement, Elite entered into (i) an Advisory Agreement with VS, (ii) a Registration Rights Agreement with VGS and VS, and
(iii) a Stockholders Agreement with VS, VGS and Novel and Novel entered into an employment agreement with VS.

         THE ALLIANCE AGREEMENT. The specialty pharmaceutical product initiative of the strategic alliance between Elite and VS is to be conducted by a recently organized corporation, Novel, of which Elite acquired 49% and VGS acquired 51% of its Class A Voting Common Stock for $9,800 and $10,200 respectively. Pursuant to the Alliance Agreement, VGS acquired for $2,000,000: (i) 957,396 shares of Elite's Common Stock (the "ACQUIRED ELITE SHARES") at approximately $2.089 per share (the trading average closing price of the Common Stock during the ten trading days on the American Stock Exchange immediately preceding December 6,
2006) and (ii) a five year Warrant to purchase 478,698 shares of Elite's Common Stock (the "WARRANT SHARES"), for cash, at a price of $3.00 per share, subject to adjustment upon the occurrence of certain events.

         Elite  contributed  $2,000,000  to  Novel  and has  agreed  to  provide additional contributions within 30 days of the achievement of certain performance milestones (e.g., the initiation of development programs for prospective products, commencement and/or completion of clinical and/or bio-equivalence studies for prospective products, filings with the FDA of new drug or abbreviated new drug applications related to prospective products) to be mutually agreed to by Elite and VS, who is employed as Chief Executive Officer of Novel, in the Novel's Initial Business Plan (as defined in the Alliance
Agreement), which may be modified in a subsequent Annual Business Plan (as defined in the Alliance Agreement), to occur during the initial 30 months following December 6, 2006 (collectively, the "PERFORMANCE MILESTONES"), with remaining contributions being subject to acceleration with unanimous approval of the Board of Directors of Novel. Such additional contributions shall be in amounts mutually agreed to by Elite and VS as provided in the Initial Business Plan and each subsequent Annual Business Plan during the initial 30 month period and the aggregate amount of such additional contributions shall not exceed $25,000,000, without the prior consent of Elite. Elite has agreed to provide Novel personnel staff, facility, supplies and equipment pending Novel's becoming fully operational with its own staff, facility, equipment and supplies.

         In the event that (i) Elite defers for more than 90 days the payment of a contribution installment due to Novel's failure to achieve a Performance Milestone, (ii) Elite fails to make a requisite contribution following Novel's achieving a Performance Milestone or (iii) NOVEL requires additional financing beyond amounts provided in the Business Plan or Elite's agreed upon additional contributions, Novel may seek such financing through a subscription offering to its Class A Stockholders and, to the extent not fully subscribed, from third parties.

         Elite agreed to use its best efforts to elect VS a member of its Board of Directors as long as Elite and its "permitted transferees" own at least 40% of Novel's outstanding capital stock and VS is Chairman of the Board and Chief Executive Officer of Novel.

         THE ADVISORY AGREEMENT. VS has agreed to provide advisory services to Elite, including but not limited to, assisting in the implementation of current and new drug product development projects of Elite and assisting in Elite's recruitment of additional R&D staff members. As an inducement to enter into the agreement, Elite granted VS a non-qualified stock option to purchase up to 1,750,000 shares of Common Stock (the "OPTION SHARES") at a price of $2.13 per share. The option vests as to 250,000 shares immediately and in subsequent 250,000 share installments, with one vesting on May 6, 2007, another on December 6, 2007, a third upon Elite's acceptance of the Initial Business Plan of Novel, and the other installments vesting on the accomplishment of certain milestones with respect to the first or second drug product developed by Elite (excluding drug products of Novel) on or after the 60th day after December 6, 2006, under the advisory services provided to Elite.

         The option terminates on December 6, 2016, or 90 days following a termination of his advisory services to Elite or his employment by Novel other than a termination without Cause or by VS for Good Reason or 48 months after the termination of his advisory services under the Advisory Agreement or his employment under the employment agreement as a result of: (i) a termination by Elite of the Advisory Agreement or by Novel of the employment agreement without Cause or by VS without Good Reason or (ii) the post-December 6, 2007, termination of the term of the Advisory Agreement or of the Novel employment agreement.

         All unvested options terminate upon the termination of the Advisory Agreement (other than a termination by Elite without cause or by VS for Good Reason) or at such time as Elite and its permitted transferees own in the aggregate less than 20% of the outstanding capital stock of Novel, except to the extent Elite at its sole discretion has determined that VS has provided substantial contribution to the development of any drug product which would otherwise trigger the vesting of options notwithstanding the failure to satisfy the foregoing 20% threshold.

         THE REGISTRATION RIGHTS AGREEMENT. Elite has granted grant certain rights to have the Acquired Elite Shares, the Option Shares and Warrant Shares registered for reoffering under the Securities Act of 1933, as amended (the "ACT"), including the provision of one Registration Statement upon the demand of holders of 75% of the Acquired Elite Shares, Warrant Shares (as defined in Item
3.02 below) and Option Shares (as defined in Item 3.02 below) and the rights to have registered as part of a registration statement related to an offering of Common Stock by Elite or other security holders. Elite is to bear all reasonable expenses other than underwriting discounts and commissions in connection with the registration and qualification under applicable state securities law.

         THE STOCKHOLDERS' AGREEMENT. The Stockholders' Agreement provides that as long as each of Elite and VGS owns at least 10% of the shares of Class A Voting Common Stock of Novel, each shall designate one of the two Directors to constitute the Novel Board of Directors, with the VGS designee to be VS, unless otherwise approved by Elite. It prohibits the taking of certain actions without approval of the two designees, including, but not limited to, amendments of charter, by-laws and other governance agreements, spin-offs or public offerings of equity securities, a liquidation or dissolution, dividends, authorization or issuance of additional securities or options, bankruptcy, a material change of the business or a Business Plan, approval of a Business Plan and the yearly operating budget, creation of a security interest, capital expenditures in excess of 110% of the amount provided in the Business Plan, investments in excess of the amounts approved in the Business Plan, an increase or decrease of the Board; and any investments by VS in any "Competitive Company" or its affiliate.

         It further provides that determination of "Cause" or the "Disability" of VS under his employment agreement shall be made solely in the reasonable discretion of the Elite designee.

         Except for certain enumerated permitted transfers, the Stockholders Agreement provides that no transfer of Novel stock may be made without the consent of the other stockholders.

         In the event Elite fails to make required additional contributions, VGS has the right to purchase at the original purchase price from Elite that proportion of its original shares of Novel Class A Common Stock equal to the proportion of the required additional contributions not made by Elite.

         In the event of VS's resignation from Novel for other than Good Reason or his termination by Novel for Cause or his death or disability as defined in the Employment Agreement, Elite has the corresponding right to acquire up to 75% of VGS's original shares of Class A Common Stock of Novel at the original purchase price; such percentage to be reduced to 50% and 25% and 0% upon the first, second and third anniversary of the Stockholders' Agreement, with a pro rata portion of such reduction to be effected upon the death or disability of VS during the applicable period. Each of Elite and VGS has a right to acquire at the then fair value, Elite's or VGS's shares of Novel upon the bankruptcy, dissolution or liquidation, a change of control of the other or, if as a result of the purchases at the original purchase price, the percentage of Novel owned by such party is less than 10% of Novel.

         THE EMPLOYMENT AGREEMENT. Novel has agreed to employ VS as its Chief Executive Officer at a salary of $220,000 per annum, with bonuses and options to purchase Novel's Common Stock to be granted at the discretion of Novel's Board of Directors. VS is to perform his duties three full business days a week.

         VS's employment may be terminated for "Cause" as defined therein or by VS for "Good Reason" as defined. Either party may terminate the employment upon 30-business days prior written notice to the other.

         VS has agreed to a confidentiality covenant. VS also has agreed to a non-solicitation covenant and not to directly or indirectly, manage, control, consult with, or engage (as either an employee or consultant) in any business or activity anywhere in the world involving a drug product that is competitive as defined with any drug products being developed or marketed by Novel, or proposed in a Business plan to be developed by Novel or its affiliate, or any related inventions or other intellectual property of Novel or any of its respective subsidiaries or affiliates (collectively, a "COMPETITIVE ACTIVITY"); and without the prior unanimous approval of the Novel Board to make any investment (whether equity or debt) not exceeding an aggregate of 5% of the equity, in any person engaging, or providing services or financing for, a Competitive Activity (a "COMPETITIVE COMPANY"), including any follow-on investments in any entity that, subsequent to the time of the initial investment, has become a Competitive Company, except a financing provided to a subsidiary or affiliate of a Competitive Company which is not itself engaged in a Competitive Activity during his employment and, unless his termination was by Novel without "Cause" or by VS for "Good Reason", for one year subsequent as to non-competition and two years subsequent as to non-solicitation.

ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

         See information under Item 1.01 with respect to the sale of 957,396 shares of Common Stock (the "SHARES") by Elite to VGS Pharma LLC ("VGS") and Warrants issued to VGS to purchase 478,698 shares of Elite Common Stock (the "WARRANT SHARES") and the grant to Veerappan Subramanian ("VS") by Elite of non-qualified stock options to purchase up to 1,750,000 shares of Elite's Common Stock (the "OPTION SHARES").

         The issuance of the 957,396 Shares increased the shares of Elite's Common stock outstanding to 20,456,721. The $2 million proceeds were contributed by Elite to Novel Laboratories Inc.

         The certificates for the Shares and the Warrants contain legends that no disposition of the securities including the Warrant Shares may be made without registration under the Securities Act of 1933, as amended (the "ACT") unless pursuant to an exemption therefrom. Similarly, any Option Shares issued are to contain the foregoing restriction on resales.

         Pursuant to the Registration Rights Agreement, Elite has provided certain registration rights to VGS and VS with respect to the Shares, the Warrant Shares and the Option Shares.

         The issuances of the Shares, Warrants and Options were exempt from registration under the Act pursuant to the exemption provided by Section 4(2) of the Act.

ITEM 5.01         ELECTION OF DIRECTORS

         Pursuant to the Strategic Alliance Agreement, among Elite, VGS Pharma and Veerappan Subramanian ("VS"), Elite's Board of Directors increased the number of Directors to 5 and elected VS on December 6, 2006 as the additional Director.

         VS, age 56, has been a pharmaceutical executive since 1981 and a pharmaceutical entrepreneur since 1997, when he formed Kali Laboratories, Inc. ("KALI LABS"). Kali Labs was acquired by Par Pharmaceuticals, Inc. in 2004 and VS continued to work as an executive vice president at Par Pharmaceuticals after the acquisition. VS ended his relationship with Par Pharmaceuticals in January 2006. Prior to organizing Kali Labs, VS served for 6 years as vice president of scientific affairs for Zenith Laboratories, Inc. Prior to working with Zenith Laboratories, VS was (i) the Director of New Product Development and Technical Services for Kali Pharma, Inc., (ii) a Senior Scientist, Commercial Products with Vicks Research Center, (iii) a Research Pharmacist, Dermatological with Johnson & Johnson and (iv) a Research Pharmacist in Product Development with E.R. Squibb & Sons. VS has a Ph.D. in Pharmacy (1981) from Rutgers University, a M.S. in Phamaceutics (1973) from Birla Institute of Technology & Science, and a B.S. in Pharmacy (1971) from Madurai Medical College.

         See Item 1.01 for information concerning his employment agreement with Novel Pharmaceuticals Inc., a joint venture owned by Elite and VGS and the Advisory Agreement between Elite and VS.

ITEM 8.01         OTHER EVENTS

         On December 12, 2006, the Registrant issued a press release announcing the commencement of a strategic alliance with Dr. Veerappan Subramanian, the formation of Novel Laboratories Inc. and the related transactions. A copy of the press release is attached hereto as exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         a)  Not applicable.

         b)  Not applicable.

         c)  Exhibits

Exhibit No.         Exhibit
----------          ------------------------
3(a)                Copy of  Warrant issued to VGS

3(b)                Copy of  Nonqualified Stock Option granted to VS

10(a) Copy of Strategic Alliance Agreement among Registrant, VGS Pharma ("VGS") and Veerappan S. Subramanian ("VS") dated as of December 6, 2006

10(b)               Copy of Advisory Agreement between Registrant and VS

10(c)               Copy of Registration  Rights Agreement  between  Registrant,
                    VGS and VS

10(d)               Copy of Employment Agreement between Novel Laboratories Inc.
                    ("Novel") and VS

10(e) Copy of Stockholders' Agreement between Registrant, VGS, VS and Novel

99.1                Press Release, dated December 12, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: December 12, 2006

                                             ELITE PHARMACEUTICALS, INC.


                                             By: /s/ BERNARD BERK
                                                 ------------------------------
                                                 Name:  Bernard Berk
                                                 Title: Chief Executive Officer

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